NORTHERN FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated March 7, 2011 to Statement of Additional Information dated July 31, 2010

1.	The second and fourth line of the table under the section entitled “PORTFOLIO MANAGERS” on page 90 is replaced by the following lines, respectively:

Fund	Portfolio Manager(s)
Large Cap Equity Fund	Matthew Peron and Christopher D. Shipley
International Equity Fund	Douglas McEldowney

2.	The following information is added under the section entitled “PORTFOLIO MANAGERS– Accounts Managed by the Portfolio Managers” on page 91:

The table below discloses accounts within each type of category listed below for which Christopher D. Shipley was jointly and primarily responsible for day-to-day portfolio management as of February 28, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

3.	The following information, as of March 7, 2011, is added under the section entitled “Disclosure of Securities Ownership” on page 100:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Matthew Peron	Large Cap Equity Fund	$50,001 - $100,000
Christopher D. Shipley	Large Cap Equity Fund	$0
Douglas McEldowney	International Equity Fund	$0

4.	Effective March 3, 2011, George P. Maris is no longer a portfolio manager of Large Cap Equity Fund and International Equity Fund. All references to Mr. Maris in the Statement of Additional Information are hereby deleted.